                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  March 31, 1995



                      MAGNETIC TECHNOLOGIES CORPORATION

Incorporated under            Commission File No.       IRS Employer
the laws of the                      0-4277             Identification No.
State of Delaware                                       16-0961159

                 770 Linden Avenue, Rochester, New York 14625

                                (716) 385-8711





              AMENDMENT TO FORM 8-K REPORT DATED MARCH 31, 1995

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         In April, 1993, Magnetic Technologies Corporation ("the Company") entered into an agreement with the Cookson Group plc ("Cookson") of London, England, in which the two corporations formed a new company, Magnetic Technologies Europe Limited ("MTE"), to manufacture and sell precision magnetic, electronic and mechanical devices in Europe. Headquartered in Rochester, England, MTE was capitalized with $1,000,000, of which $750,000 was contributed by Cookson for all of the voting "A" Shares and $250,000 was contributed by the Company for all of the non-voting "B" Shares, constituting a 25% interest.

         Concurrent with the formation of MTE, the Company sold Cookson and MTE a license for the use of the Company's technology in connection with the manufacture of products to be sold in Europe and the Near East; Cookson paid the Company $1,250,000; and the Company agreed to discontinue selling to the European market (its export sales in the immediate preceding 12 months had aggregated $2,200,000). At the closing of the transaction, Cookson also placed a $1,040,000 order on behalf of itself and MTE for the Company to produce manufacturing machinery and related software to be shipped to England.

         In March, 1994 Cookson sold certain of its businesses to Calder Group Limited ("Calder") and Calder's subsidiary, Magnet Applications Limited, became the owner of all of MTE's voting "A" shares. A year later, Calder decided to dispose of certain of its operations including MTE. On March 31, 1995, the Company acquired all of the voting shares of MTE from Calder's subsidiary. With the acquisition, the Company re-enters the European market through MTE, its now wholly-owned subsidiary.

         The purchase price paid by the Company for MTE's voting shares was $492,007, payable $186,597 at the closing with the $305,410 balance to be paid over 36 months. The purchase price was based upon an evaluation of MTE's working capital plus its depreciated fixed assets as of February 28, 1995. The Company utilized available cash for the acquisition. The Company estimates that, in the third quarter of its current fiscal year, it will incur a $312,000 write-down of its investment in MTE to account for an impairment in asset value. The acquisition will be accounted for under the purchase method.

         MTE engages in the same business as the Company's traditional domestic operations -- namely, the design and manufacture of precision magnetic assemblies for office equipment manufacturers. In the two years since its formation MTE has obtained business from the Company's prior customer in Europe, as well as orders from new European customers. The Company anticipates that MTE will reach a break-even level within a year.

         After the closing, MTE adopted a revised Memorandum of Association and Articles of Association establishing a single class of shares and containing provisions to facilitate the Company's operation of the business from the United States. Gordon H. McNeil, President and Chief Executive Officer of the Company, became MTE's sole director and its President. MTE has fewer than ten employees.

ITEM 5.  OTHER EVENTS.

         On March 31, 1995, the Company closed its Austro Mold Group Florida plant. The Company had been previously shifting business from that plant to Austro Mold's Rochester, New York facility and had only three remaining employees. The Company sold the machinery and equipment in the Florida plant to a local business for $158,000, which price was close to the aggregate depreciated book value of the assets sold.

         On March 13, 1995, the Company refinanced all of its bank debt with First National Bank of Rochester ("First National"). While the Company's aggregate bank debt did not materially change, First National offered a lower interest rate of 1/4% above prime than had the Company's prior bank. The First National credit accommodation includes (a) a $2,000,000 revolving line of credit which matures on March 1, 1997, but which the Company has an option to then convert into a five-year term loan and (b) a $1,000,000 line of credit. The Company granted a security interest in all of its assets to First National, just as it had to its prior bank.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) The following audited financial statements of MTE are attached to and filed as a part of this Amended Report:

         i.      As of, and for the year ended, December 31, 1993 (Exhibit 4).

         ii.     As of, and for the year ended, December 31, 1994 (Exhibit 5).

(b) The following unaudited pro forma financial information is filed as a part of this Amended Report:

         i. Twelve-month unaudited pro forma combined income statement utilizing the Company's income statement for the year ended July 31, 1994 and MTE's income statement for the twelve months ended July 31, 1994.

         ii. Unaudited pro forma combined balance sheet based upon the Company's balance sheet at January 31, 1995 and MTE's balance sheet at January 31, 1995.

         iii. Six-month unaudited pro forma combined income statement utilizing the Company's income statement for the six-month period ended January 31, 1995 and MTE's income statement for the six-month period ended January 31, 1995.

         iv.     Notes to unaudited pro forma combined financial statements.

(c)      The Exhibits previously filed with this Report are as follows (the
         Exhibit Index follows):

         Exhibit No.                               Description
         -----------                               -----------

             1            Share Purchase Agreement relative to the Company's
                                  acquisition of Magnetic Technologies Europe
                                  Limited

             2            Revised Memorandum of Association and Articles of
                                  Association for Magnetic Technologies Europe
                                  Limited

             3            Credit Agreement, General Security Agreement,
                                  $2,000,000 Revolving Line of Credit Note and
                                  $1,000,000 Commercial Line of Credit Note with First National Bank of Rochester.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS FOR MAGNETIC TECHNOLOGIES
- - ---------------------------------------------------------------------------
CORPORATION (MTC) AND MAGNETIC TECHNOLOGIES EUROPE LIMITED (MTE)
- - ----------------------------------------------------------------

         The unaudited pro forma combined financial statements are presented to reflect the estimated impact on the restated financial statements of MTC as a result of the following transaction:

         MTC paid $492,007 on March 31, 1995 for the remaining 75% interest in MTE common shares it did not previously own. The transaction has been accounted for using the purchase method.

         As required by Regulation S-X Article 11-02, the unaudited pro forma combined statements of income combine the results of MTC and MTE for the year ended July 31, 1994 and the six months ended January 31, 1995, assuming the acquisition occurred on August 1, 1993. In accordance with the Regulation, extraordinary amounts have been excluded from the income statement and earnings per share presentations.

         The unaudited pro forma combined balance sheet assumes the acquisition had occurred on January 31, 1995, combining the balance sheets of MTC and MTE as of January 31, 1995.

         The unaudited pro forma combined financial statements give effect to the adjustments set forth in the accompanying notes and reflect estimated legal and other professional fees directly attributable to the business combination.

         The unaudited pro forma data is presented for informational purposes only and is not necessarily indicative of the results of operations or financial position which would have been achieved had the transactions been completed as of the beginning of the earliest periods presented, nor is it necessarily indicative of MTC's future results of operations or financial position.

         The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements of MTC and MTE included in this filing.

                                                                  ITEM 7. (b) i.
                                                                  --------------
                       MAGNETIC TECHNOLOGIES CORPORATION
                PRO FORMA COMBINED INCOME STATEMENT (UNAUDITED)
                       FOR THE TWELVE MONTH PERIOD ENDED
                                 JULY 31, 1994


                                                                                   Pro Forma
                                                                                   ---------
                                                    MTC         MTE     Adjustments           Combined
                                                    ---         ---     -----------           --------
                                                                          (Note 1)
Net sales                                       $17,616,480    $454,890   ($747,698)(a)     $17,323,672
Cost of sales                                    15,241,215     668,487    (472,612)(a)(b)   15,437,090
                                                 ----------     -------                      ----------

Gross profit                                      2,375,265    (213,597)                      1,886,582

Selling, general and administrative               2,837,504     362,697                       3,200,201
                                                  ---------     -------                       ---------

Operating earnings (loss)                          (462,239)   (576,294)                     (1,313,619)

Interest  and other expenses                        152,040      29,462      26,787 (c)         208,289
                                                    -------      ------                         -------

Loss before income taxes and extraordinary item    (614,279)   (605,756)                     (1,521,908)

Tax provision                                           500           0                             500
                                                        ---           -                             ---

Loss before extraordinary item                    ($614,779)  ($605,756)                    ($1,522,408)
                                                  ==========  ==========                    ============
EARNINGS PER SHARE:
- - -------------------

Loss before extraordinary item                       ($0.21)                                     ($0.52)

                                                                 ITEM 7. (b) ii.
                                                                 --------------

                       MAGNETIC TECHNOLOGIES CORPORATION
                  PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
                                JANUARY 31, 1995


                                                                                             Pro Forma
                                                                                             ---------
                                                          MTC         MTE     Adjustments                  Combined
                                                          ---         ---     -----------                  --------
                                                                                (Note 1)
              ASSETS
              ------
CURRENT ASSETS:
- - ---------------

Cash                                                     $653,614     $14,550   ($186,597)(d)               $481,567
Accounts receivable                                     2,261,988     103,449    (282,636)(a)              2,082,801
Inventories                                             3,078,844     116,614      (6,117)(a)              3,189,341
Cost and earnings in excess of billings                   262,334                                            262,334
Deferred income taxes                                     318,650                                            318,650
Prepaid expenses and other current assets                 221,688                                            221,688
                                                          -------     -------                                -------

       Total current assets                             6,797,118     234,613                              6,556,381
                                                        ---------     -------                              ---------

Property plant and equipment, net                       3,680,465     552,876    (229,950)(a)(b)(d)        4,003,391
Goodwill                                                   61,141                                             61,141
Investment in affiliate                                   250,000                (250,000)(d)
Deferred income taxes                                     477,100                                            477,100
Other assets                                              399,806                                            399,806
                                                          -------     -------                                -------

           Total assets                                $11,665,630   $787,489                            $11,497,819
                                                       ===========   ========                            ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------

CURRENT LIABILITIES:
- - --------------------

Accounts payable and accrued liabilities               $3,226,157    $126,689    (245,086)(a)(c)(d)        3,107,760
Current portion of long-term debt and leases              317,450                                            317,450
Billings in excess of costs and earnings                  169,897                                            169,897
                                                          -------     -------                                -------

     Total current liabilities                          3,713,504     126,689                              3,595,107

Long-term debt and capital lease obligations            2,188,676                 305,410 (d)              2,494,086
                                                        ---------     -------                              ---------

         Total liabilities                              5,902,180     126,689                              6,089,193
                                                        ---------     -------                              ---------
STOCKHOLDERS' EQUITY:
- - ---------------------

Common stock                                              418,006       1,580      (1,580)(d)                418,006
Stock warrants outstanding                                 25,275                                             25,275
Additional paid-in capital                              7,646,410     659,220    (659,220)(d)              7,646,410
Accumulated deficit                                    (2,326,241)               (354,824)(a)(b)(c)(d)    (2,681,065)
                                                       -----------    -------                              ---------

    Total stockholders' equity                          5,763,450     660,800                              5,408,626
                                                        ---------     -------                              ---------

Total liabilities and stockholders' equity             $11,665,630    $787,489                           $11,497,819
                                                       ===========    ========                           ===========

                                                                ITEM 7. (b) iii.
                                                                ----------------
                       MAGNETIC TECHNOLOGIES CORPORATION
                PRO FORMA COMBINED INCOME STATEMENT (UNAUDITED)
                         FOR THE SIX MONTH PERIOD ENDED
                                JANUARY 31, 1995


                                                                       PRO FORMA
                                                                       ---------
                                       MTC         MTE     ADJUSTMENTS           COMBINED
                                       ---         ---     -----------           --------
                                                             (Note 1)

Net sales                          $10,868,774    $521,883   ($387,403) (a)    $11,003,254
Cost of sales                        9,402,506     372,072    (359,379) (a)(b)   9,415,199
                                     ---------     -------                       ---------

Gross profit                         1,466,268     149,811                       1,588,055

Selling, general and administrative  1,384,705     647,390     312,302 (d)       2,344,397
                                     ---------     -------                       ---------

Operating earnings (loss)               81,563    (497,579)                       (756,342)

Interest  and other expenses           103,218      39,846      14,498 (c)         157,562
                                       -------      ------                         -------

Loss before income taxes               (21,655)   (537,425)                       (913,904)

Tax provision                              250           0                             250
                                           ---           -                             ---

Net loss                              ($21,905)  ($537,425)                      ($914,154)
                                      ---------  ----------                      ----------

EARNINGS PER SHARE:
- - -------------------

Net loss                                ($0.01)                                     ($0.32)

                                                                ITEM  7. (b) iv.
                                                                ----------------

                       MAGNETIC TECHNOLOGIES CORPORATION
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS




NOTE 1 - PRO FORMA ADJUSTMENTS
- - ------------------------------

UNAUDITED PRO FORMA ADJUSTMENTS CONSIST OF THE FOLLOWING:

(a) Elimination of sales, cost of sales, profit, accounts receivable and accounts payable for sales from MTC to MTE

(b) Reduction in depreciation expense resulting from the writedown of MTC profit in MTE equipment acquired

(c) Interest charges on note payable to Calder of $305,410 used to finance the acquisition

(d) Acquisition accounting adjustment necessary to reflect the purchase of MTE for $186,597 in cash and a note payable of $305,410 to Calder, accrual of acquisition costs, the writedown in the investment in MTE of $312,302 to account for the impairment of assets including a writedown of MTC profit in MTE equipment acquired, as well as the elimination of the investment in MTE against equity.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAGNETIC TECHNOLOGIES CORPORATION



                                        By: /s/ Gordon H. McNeil
                                           --------------------------
                                                Gordon H. McNeil
                                                President and CEO

Dated: May 30, 1995

                              INDEX TO EXHIBITS


Exhibit
Number                                  Description
- - ------                                  -----------
    1            Share Purchase Agreement relative to the Company's
                 acquisition of Magnetic Technologies Europe Limited
                 (previously filed)

    2            Revised Memorandum of Association and Articles of
                 Association for Magnetic Technologies Europe Limited
                 (previously filed)

    3            Credit Agreement, General Security Agreement,
                 $2,000,000 Revolving  Line of Credit Note and
                 $1,000,000 Commercial Line of Credit Note with
                 First National Bank of Rochester
                 (previously filed)

    4 Audited financial statements of MTE as of, and for the year ended, December 31, 1993

    5 Audited financial statements of MTE as of, and for the year ended, December 31, 1994





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